EXHIBIT 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER

            THIS FOURTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER (the “Amendment”) is made and entered into as of this 14th day of November 2002, by and among MILLER INDUSTRIES, INC., a Tennessee corporation (“Parent”), each of the Subsidiaries of Parent listed on the signature page hereto (together with Parent, each, a “Borrower” and collectively, the “Borrowers”), the Lenders party to this Amendment (the “Lenders”), THE CIT GROUP/BUSINESS CREDIT, INC., as Collateral Agent (the “Collateral Agent”), and BANK OF AMERICA, N.A., as Administrative Agent, Syndication Agent, Existing Titled Collateral Agent and Letter of Credit Issuer (in such capacity, together with the Collateral Agent, the “Agents”).

W I T N E S S E T H:

            WHEREAS, Borrowers, Lenders and Agents entered into that certain Credit Agreement, dated as of July 23, 2001, pursuant to which the Lenders agreed to make certain loans to Borrowers (as amended, modified, supplemented and restated from time to time, the “Credit Agreement;” all capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Credit Agreement); and

            WHEREAS, in connection with the Credit Agreement, Borrowers, Lenders and Agents entered into certain other Loan Documents, including without limitation, a Conditional Assignment and Patent Security Agreement and a Security Agreement; and

            WHEREAS, pursuant to Section 7.23 of the Credit Agreement, certain of the Borrowers are required to maintain a Fixed Charge Coverage Ratio of at least 1.1 to 1.0 for the periods described therein, and such Borrowers have failed to maintain such Fixed Charge Coverage Ratio for the two fiscal quarters ending on September 30, 2002 (the “Fixed Charge Coverage Ratio Default”); and

            WHEREAS, pursuant to Section 7.24 of the Credit Agreement, certain of the Borrowers are required to meet certain EBITDA levels for the periods described therein, and such Borrowers have failed to maintain the required EBITDA level for the four fiscal quarters ending on September 30, 2002 (the “EBITDA Default” and together with the Fixed Charge Coverage Ratio Default, the Existing Defaults”); and

            WHEREAS, pursuant to Section 2 of the Conditional Assignment and Patent Security Agreement and Section 3 of the Security Agreement, Borrowers are required to perform all steps necessary to perfect, maintain, protect and enforce the Collateral Agent’s security interest in the Patents (as defined in the Conditional Assignment and Patent Security Agreement), including without limitation the patents listed on Exhibit A hereto (the “Open Item Patents”), and as of the date hereof Borrowers have failed to cure certain deficiencies with respect to the Open Item Patents, as more particularly described on Exhibit A hereto, which must be corrected in order to perfect, by recording in the U.S. Patent and Trademark Office, Collateral Agent’s security interest in and to the Open Item Patents (collectively, the “Patent Default”);

            WHEREAS, pursuant to Section 7.5 of the Credit Agreement, Borrowers are required to purchase and maintain flood insurance on certain improved Real Estate and any Equipment and Inventory located on such Real Estate and to cause the Collateral Agent, for the benefit of the Collateral Agent, the Letter of Credit Issuer and the Lenders to be named as secured party or mortgagee and sole loss payee or additional insured with respect to each such insurance policy, and, as of the date hereof, the Borrowers have failed to provide the Collateral Agent with evidence that such flood insurance has been acquired with respect to the property located at 928 Wilson Avenue, Calumet City, Illinois (the “Flood Insurance Default”);

            WHEREAS, pursuant to Section 3 of the Security Agreement, Borrowers are required to use reasonable efforts to obtain written landlord lien waivers or subordinations described therein with respect to leased Collateral locations and, as of the date hereof, Borrowers have failed to use reasonable efforts to obtain any such waiver or subordination with respect to the Collateral location known as 1772 W. 23rd Street, Torrance, California (the “Landlord Waiver Default” and together with the Patent Default and the Flood Insurance Default, but only with respect to Defaults arising prior to the date hereof, the “Performance Defaults”);

            WHEREAS, by reason of the Existing Defaults and the Performance Defaults (collectively, the “Fourth Amendment Defaults”), Collateral Agent, on behalf of the Lenders, is authorized to exercise all remedies available to it under the Loan Documents, including, but not limited to, the right to repossess and foreclose upon the Collateral;  Agents and Lenders are willing to waive the Fourth Amendment Defaults on the terms set forth hereunder, and to continue to make available the Total Facility pursuant to the terms of the Credit Agreement, as hereby amended; and

            WHEREAS, Borrowers, Lenders and Agents desire to make certain amendments to the Credit Agreement on the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            1.         All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

            2.         Acknowledgment and Waiver.

(a)        Each Borrower hereby acknowledges and agrees that as of the date hereof, the Fourth Amendment Defaults have occurred and now exist by reason of, among other things, Borrowers’ failure to comply with certain covenants under and in accordance with the terms of the Credit Agreement and other Loan Documents.

(b)        In consideration of Borrowers’ timely and strict compliance with their agreements set forth in the Credit Agreement and other Loan Documents, and in reliance upon the representations, warranties, agreements and covenants of Borrowers set forth therein and herein, Agents and Lenders hereby waive the Fourth Amendment Defaults, provided, that, the Agents and the Lenders reserve all of their rights and remedies at all times with respect to any

Default or Event of Default under the Credit Agreement, this Amendment or any of the other Loan Documents other than the Fourth Amendment Defaults, whether presently existing or occurring hereafter, including without limitation all of their rights and remedies with respect to any Default or Event of Default under Sections 7.23, 7.24, and 7.32 of the Credit Agreement arising on or after the date hereof.

            3.         Amendments to the Credit Agreement.

(a)        Section 7.24 of the Credit Agreement shall be amended by deleting the text thereof in its entirety and inserting in lieu thereof the following:

7.24     EBITDA.         On a consolidated basis, the Miller Borrowers shall have EBITDA for each four fiscal quarter period ending on the respective dates set forth below of not less than the corresponding EBITDA Requirement set forth below:

Four Fiscal Quarter Period Ending               EBITDA Requirement

December 31, 2002                                                     $14,500,000

March 31, 2003                                                           $14,500,000

June 30, 2003                                                              $14,500,000

September 30, 2003
and each fiscal quarter
thereafter                                                                      $16,000,000

(b)        A new section 7.32 shall be added to the Credit Agreement as follows:

7.32     Certain Post-closing Deliveries.  On or before December 16, 2002, the Borrowers shall deliver to Collateral Agent:

(a)        evidence satisfactory to Collateral Agent, in its sole discretion, of the cure of the respective deficiencies regarding the Open Item Patents (as described in Exhibit A to the Fourth Amendment) and resolution of any other issues necessary to perfect, by recording in the U.S. Patent and Trademark Office, Collateral Agent’s first priority security interest in and to the Open Item Patents.

(b)        a current flood insurance policy covering the property located at 928 Wilson Avenue, Calumet City, Illinois and any Equipment and Inventory located therein, together with loss payable clauses necessary to establish the Collateral Agent, for the benefit of the Collateral Agent, the Letter of Credit Issuer and the Lenders, as a secured party or mortgagee and sole loss payee under such policy, and otherwise meeting the requirements described in Section 7.5 with respect to such property.

(c)        a written landlord lien waiver or subordination in form and substance satisfactory to Collateral Agent in its sole discretion from the owner or lessor of the Collateral location known as 2408 E. Rancho Del Amo Place, Rancho Dominguez, CA 90220-6306 (the “Rancho Dominguez Location”), whereby such owner or lessor waives or subordinates all present and future Liens to which such owner or lessor may be entitled to assert against the Collateral;   provided, however, that if the Rancho Dominguez Location is no longer leased by any of the Borrowers and no Collateral is currently stored in the Rancho Dominguez Location, Borrowers shall not be required to deliver such waiver or subordination, but, in lieu thereof, the Borrowers shall provide evidence satisfactory to Collateral Agent in its sole discretion of the termination of any lease agreements with respect to the Rancho Dominguez Location and the current location of the Collateral formerly located in the Rancho Dominguez Location, together with any landlord waivers, subordination agreements or any other documents necessary to comply with the Loan Documents, including without limitation Section 3(c) of the Security Agreement, with respect to any new Collateral locations.

(c)        Annex A to the Credit Agreement shall be amended by:

(1)        amending the definition of Maximum RoadOne Revolver Amount by deleting the text thereof in its entirety, an inserting in lieu thereof the following:

“Maximum RoadOne Revolver Amount” means $36,000,000; provided, however, that (a) the Maximum RoadOne Revolver Amount shall be reduced from time to time in amounts equal to all Net Senior Creditor Proceeds required to be applied to the Obligations arising under the RoadOne Revolving Credit Facility in accordance with Section 3.4(b)(i), each such reduction to be effective on the date such application is required to be made in accordance with Section 3.4(b)(i), (b) in no event shall the Maximum RoadOne Revolver Amount exceed (i) $15,803,748 at any time from the date hereof through but not including November 30, 2002, (ii) $15,000,000 at any time on and after November 30, 2002 through but not including December 31, 2002, (iii) $12,000,000 at any time on and after December 31, 2002 through but not including January 31, 2003, (iv) $9,000,000 at any time on and after January 31, 2003 through but not including February 28, 2003, (v) $6,000,000 at any time on and after February 28, 2003 through but not including March 31, 2003, and (c) on and after March 31, 2003 the Maximum RoadOne Revolver Amount shall equal $0.

(2)        amending the definition of RoadOne Borrowers by deleting the text “Third Amendment” and inserting in lieu thereof the text “Fourth Amendment.”

(3)        adding thereto, in the appropriate place based on alphabetical order, the following new defined term:

“Fourth Amendment” shall mean and refer to that certain “Fourth Amendment to Credit Agreement” by and among the Borrowers, Lenders and Agents, as identified therein, dated as of November 14, 2002.

(d)        As amended hereby, the Credit Agreement and each other Loan Document shall be and remain in full force and effect.

4.         Release of Certain Borrowers.  In connection with any sale by Parent of all of the capital stock of any RoadOne Borrower, which sale is made in compliance with the terms of section 7.9(g) of the Credit Agreement or with the express consent of the Required Lenders, and upon the satisfaction of all of the conditions of the paydown letter delivered to Borrowers’ counsel with respect to such sale, which conditions shall include Collateral Agent’s receipt of the net proceeds of such sale, (a) all of such RoadOne Borrower’s Obligations under the Credit Agreement and the other Loan Documents, including without limitation such RoadOne Borrower’s obligations and duties to the other Borrowers pursuant to Section 3.12 of the Credit Agreement, shall be deemed to be released and discharged without any notice to, or further action by, any other Person, (b) such RoadOne Borrower shall cease to be a RoadOne Borrower and a Borrower under the Credit Agreement and shall thereafter be deemed removed as a party to any of the other Loan Documents; and (c) the Obligations of the remaining Borrowers under the Credit Agreement, and their corresponding obligations under the other Loan Documents, shall continue in full force and effect, and shall remain binding upon the remaining Borrowers notwithstanding the release of such RoadOne Borrower.

5.         Representations, Warranties and Covenants of Borrowers. To induce Agent and Lenders to enter into this Amendment:

(a)        Each Borrower hereby represents, warrants and covenants to Agents and Lenders that,

(i)         as of the date hereof, and after giving effect to the terms hereof, there exists no Default or Event of Default under the Credit Agreement or any of the other Loan Documents,

(ii)        each representation and warranty made or deemed to be made in this Amendment and in the Loan Documents is true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representation or warranty relates to a prior specific date or period) and Borrowers hereby reaffirm each of the agreements, covenants and undertakings set forth in the Loan Documents and in each and every other agreement, instrument and other document executed in connection therewith or pursuant thereto as if Borrowers were making said agreements, covenants and undertakings on the date hereof,

(iii)       each Borrower has the power and is duly authorized to enter into, deliver and perform this Amendment and

(iv)       this Amendment and each of the Loan Documents is the legal, valid and binding obligation of each Borrower enforceable against it in accordance with its terms.

(b)        Each Borrower acknowledges and agrees that no right of offset, defense, counterclaim, claim, causes of action or objection in favor of any Borrower against either Agent or any Lender presently exists by reason of any act, event, omission, manner, cause or things occurring on or prior to the date of this Amendment arising out of or with respect to, (i) the Credit Agreement, as hereby amended, or any of the other Loan Documents, (ii) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing, or (iii) the administration or funding of any of the Loans, the Secured Obligations or any Letter of Credit, and each Borrower does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims, causes of action or objections, if any, against either Agent or any Lender by reason of any act, event, omission, manner, cause or things, whether known or unknown, occurring on or prior to the date of this Amendment

(c)        Each Borrower acknowledges and agrees that if Borrowers shall fail to perform in a timely manner any covenants, agreements or obligations of the Borrowers contained in this Amendment or any of the Loan Documents, Agent may, but shall not be obligated to, perform such covenants, agreements or obligations at the cost and expense of the Borrowers; provided, however, that the performance of such covenants by Agent shall not be deemed to have waived or cured any default of Borrowers with respect to the performance of such covenants, agreements or obligations.  The Borrowers agree to pay on demand all costs and expenses incurred by Agent and its representatives in connection with the foregoing, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to the Agent.  The Borrowers authorize and direct the Agent to charge the Loan Account for such costs and expenses as Revolving Loans.

6.         Fees.    Borrowers shall pay to Collateral Agent, for the benefit of itself and the Lenders, a fee of $100,000 (the “Amendment Fee”) due and payable upon the execution of this Amendment.  The Amendment Fee shall be fully earned by Collateral Agent and Lenders when paid and shall not be subject to refund or rebate.

7.         Acknowledgment.         Borrowers hereby acknowledge that pursuant to the terms of the Credit Agreement, the Collateral Agent may from time to time in its reasonable credit judgment establish Reserves that limit the availability of credit under the Credit Agreement, which shall include, but not be limited to, Reserves relating to Borrowers failure to timely satisfy any covenant or agreement under any of the Loan Documents.

8.         Further Assurances.  Borrowers agree to take such further action as Collateral Agent shall reasonably request in connection herewith to evidence the agreement herein contained.

9.         Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

10.       Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of, and the decisions of the courts in, the State of Georgia.

[SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, Borrowers, the Agents and the Lenders have caused this Amendment to be duly executed, all as of the date first above written.

“PARENT”

MILLER INDUSTRIES, INC.

By:       /s/ J. Vincent Mish
          J. Vincent Mish
         Chief Financial Officer

“SUBSIDIARY MILLER BORROWERS”

APACO, INC.
B&B ASSOCIATED INDUSTRIES, INC.
CHEVRON, INC.
CENTURY HOLDINGS, INC.
CHAMPION CARRIER CORPORATION
COMPETITION WHEELIFT, INC.
GOLDEN WEST TOWING EQUIPMENT
   INC.
KING AUTOMOTIVE & INDUSTRIAL
  EQUIPMENT, INC.

MID AMERICA WRECKER &
  EQUIPMENT SALES, INC. OF
  COLORADO
MILLER FINANCIAL SERVICES GROUP,
   INC.
MILLER/GREENEVILLE, INC.
MILLER INDUSTRIES DISTRIBUTING,
    INC.
MILLER INDUSTRIES INTERNATIONAL,
    INC.
MILLER INDUSTRIES TOWING
    EQUIPMENT INC.
PURPOSE, INC.
SONOMA CIRCUITS, INC.
SOUTHERN WRECKER CENTER, INC.
SOUTHERN WRECKER SALES, INC.

By: /s/ J. Vincent Mish J. Vincent Mish Vice President and Attorney-in-Fact of each entity listed above

“SUBSIDIARY ROADONE BORROWERS”

ACKERMAN WRECKER SERVICE, INC.
A-EXCELLENCE TOWING CO.
ALL AMERICAN TOWING SERVICES,
     INC.
ALLIED GARDENS TOWING, INC.
ALLIED TOWING AND RECOVERY, INC.
A TO Z ENTERPRISES, INC.
B-G TOWING, INC.
BEAR TRANSPORTATION, INC.
BERT’S TOWING RECOVERY
     CORPORATION
BOB BOLIN SERVICES, INC.
BOB’S AUTO SERVICE, INC.
BOB VINCENT AND SONS WRECKER
     SERVICE, INC.
BRYRICH CORPORATION
BTRX, INC.
CAL WEST TOWING, INC.
CARDINAL CENTRE ENTERPRISES, INC.
CEDAR BLUFF 24 HOUR TOWING, INC.
CENTRAL VALLEY TOWING, INC.
CCASX, INC.
CHAD’S INC.
CLEVELAND VEHICLE DETENTION
     CENTER, INC.
COFFEY’S TOWING, INC.
COLEMAN’S TOWING & RECOVERY,
      INC.
D.A. HANELINE, INC.
DVREX, INC.
DICK’S TOWING & ROAD SERVICE, INC.
DOLLAR ENTERPRISES, INC.
DUGGER’S SERVICES, INC.
DURU, INC.
E.B.T., INC.
EXPORT ENTERPRISES, INC.
GARY’S TOWING & SALVAGE POOL,
      INC.
GOOD MECHANIC AUTO CO.
      OF RICHFIELD, INC.
GREAT AMERICA TOWING, INC.
GREG’S TOWING, INC.
HTX, INC.
KAUFF’S INC.

KAUFF’S OF FT. PIERCE, INC.
KAUFF’S OF MIAMI, INC.
KAUFF’S OF PALMS BEACH, INC.
KEN’S TOWING, INC.
LAZER TOW SERVICES, INC.
LASX, INC.
LWKR, INC.
LINCOLN TOWING ENTERPRISES, INC.
MAEJO, INC.
MEL’S ACQUISITION CORP.
MERL’S TOWING SERVICE, INC.
MGEX, INC.
MIKE’S WRECKER SERVICE, INC.
MSTEX, INC.
MTSX INC.
MURPHY’S TOWING, INC.
P.A.T., INC.
PIPES ENTERPRISES, INC.
RANDY’S HIGH COUNTRY TOWING, INC.
RMA ACQUISITION CORP.
RRIC ACQUISITION CORP.
RAY’S TOWING, INC.
RECOVERY SERVICES, INC.
RBEX INC.
ROADONE, INC.
ROADONE EMPLOYEE SERVICES, INC.
ROAD ONE INSURANCE SERVICES, INC.
ROAD ONE SERVICE, INC.
ROAD ONE SPECIALIZED
     TRANSPORTATION, INC.
ROADONE TRANSPORTATION AND
     LOGISTICS, INC.
R.M.W.S., INC.
SANDY’S AUTO & TRUCK SERVICE, INC.
SOUTHWEST TRANSPORT, INC.
SUBURBAN WRECKER SERVICE, INC.
TEXAS TOWING CORPORATION
TPCTH, INC.
TREASURE COAST TOWING, INC.
TREASURE COAST TOWING OF MARTIN
      COUNTY, INC.
TRUCK SALES & SALVAGE CO., INC.
TWSX, INC.
WES’S SERVICE INCORPORATED

WESTERN TOWING; MCCLURE/EARLEY
     ENTERPRISES, INC.
WILTSE TOWING, INC.
WTC, INC.
WTEX, INC.
ZEHNER TOWING & RECOVERY, INC.

By:         /s/ J. Vincent Mish
           J. Vincent Mish
           Vice President and Attorney-in-Fact
           of each entity listed above

“ADMINISTRATIVE AGENT,
SYNDICATION AGENT AND EXISTING
TITLED COLLATERAL AGENT”

BANK OF AMERICA, N.A., as the
Administrative Agent, Syndication Agent and
Existing Titled Collateral Agent

By:          /s/ John Olsen
Name:   John Olsen
Title:     Vice President

“LETTER OF CREDIT ISSUER”

BANK OF AMERICA, N.A., as the letter of
Credit Issuer

By:          /s/ John Olsen
Name:   John Olsen
Title:     Vice President

“COLLATERAL AGENT”

THE CIT GROUP/BUSINESS CREDIT, INC.,
as the Collateral Agent

By:         /s/ Kenneth B. Butler
Name:  Kenneth B. Butler
Title:     Vice President

“LENDERS”

BANK OF AMERICA, N.A., as a Lender

By:          /s/ John Olsen
Name:   John Olsen
Title:     Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.,
as a Lender

By:         /s/ Kenneth B. Butler
Name:  Kenneth B. Butler
Title:     Vice President

FLEET CAPITAL CORPORATION,
as a Lender

By:         /s/ Wes Manus
Name:   Wes Maniss
Title:       VP

EXHIBIT A

Patent No.

5039272
4904146
D313577
5022694
4634337
D301127
4986720
4611698
D297131
D296998
5779431
4968052
4795303
5709522
5284415
4874285
5354167
4793763
D310980